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                                                                    EXHIBIT 10.4

                      GENERAL ELECTRIC CAPITAL CORPORATION
                               260 Long Ridge Road
                               Stamford, CT 06927


August 14, 1997

The Parties listed on Schedule A attached hereto (the "Permal Group") c/o Thomas DeLitto
Permal Capital Management, Inc.
900 Third Avenue
New York, NY 10022

Ladies and Gentlemen:

        Reference is hereby made to the Stockholders Agreement dated as of August 26, 1996, by and among Krause's Furniture, Inc. (the "Company") and each of the stockholders of the Company listed on the signature pages thereof (the "Stockholders Agreement"), and the Registration Rights Agreement dated as of August 26, 1996, by and among the Company and each of the stockholders of the Company listed on the signature pages thereof (the "Registration Rights Agreement").

        By executing this letter agreement (this "Agreement"), each of the undersigned signatories to the Stockholders Agreement and the Registration Rights Agreement agree that, notwithstanding any provision of the Stockholders Agreement and the Registration Rights Agreement, (i) Japan Omnibus Ltd. (formerly known as Edson Investments, Inc., "JOL") shall be permitted to offer for sale or sell a maximum of 2,000,000 shares in the aggregate and a minimum of 1,000,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") and (ii) members of the Permal Group shall be permitted to offer for sale or sell a maximum amount of shares of Common Stock in the aggregate (with such shares being allocated among the members of the Permal Group as JOL may determine) equal to (x) 2,000,000 minus (y) the amount of shares of Common Stock that JOL elects to offer for sale or sell under this paragraph, at any time after the date of this Agreement, pursuant to a registration statement of the Company under the Securities Act of 1933. This letter shall be construed as a consent of GECC under Section 2.8(a) of the Registration Rights Agreement with respect to the matters described in this paragraph.


                                            Very truly yours,

                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


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Please confirm your agreement with the foregoing by signing below:


KRAUSE'S FURNITURE, INC.


By:
   ------------------------------
Name:
Title:

JAPAN OMNIBUS LTD.
(formerly known as EDSON INVESTMENTS, INC.)


By:
   ------------------------------
Name:
Title:



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                             SCHEDULE A:  THE PERMAL GROUP
                             ---------------------------------

                               Permal Capital Management, Inc.
                               Permal Services, Inc.
                               Permal Capital Partners, L.P.
                               Permal Asset Management
                               Permal Special Opportunities, Ltd.

                               Japan Omnibus Ltd. (formerly known as Edson
                                                   Investments, Inc.)

                               Jean R. Perrette
                               Isaac Robert Souede
                               Thomas M. DeLitto
                               Thomas M. & Donna S. DeLitto
                               United Gulf Bank (B.S.C.) E.C.
                               Kuwait Investment Projects
                               ATCO Holdings Ltd.
                               ATCO Development, Inc.



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